Exhibit 99.1


                             JOINT FILING AGREEMENT

           The undersigned, and each of them, do hereby agree and consent to the filing of a single statement on behalf of all of them on Schedule 13G and amendments thereto, in accordance with the provisions of Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended.

                                    SIGNATURE

           After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


     May 25, 2005         By:                     *
   ----------------            -------------------------------------------------
         Date                     Thomas O. Hicks


                         *By:  /s/ David W. Knickel
                               -------------------------------------------------
                                  David W. Knickel
                                  Attorney-in-Fact


                         CAPSTAR BOSTON PARTNERS, L.L.C.


                         By:   HM3/GP Partners, L.P., its managing member

                         By: Hicks, Muse GP Partners III, L.P., its general partner

                         By: Hicks, Muse Fund III Incorporated, its general partner


                         By:   /s/ David W. Knickel
                               -------------------------------------------------
                               David W. Knickel
                               Vice President, Treasurer and Secretary

                               HICKS, MUSE, TATE & FURST EQUITY FUND III, L.P.

                               By:  HM3/GP Partners, L.P., its general partner

                               By:  Hicks, Muse GP Partners III, L.P., its
                                    general partner

                               By:  Hicks, Muse Fund III Incorporated, its
                                    general partner

                               By:  /s/ David W. Knickel
                                    --------------------------------------------
                                    David W. Knickel
                                    Vice President, Treasurer and Secretary


                               HM3/GP PARTNERS, L.P.

                               By:  Hicks, Muse GP Partners III, L.P., its
                                    general partner

                               By:  Hicks, Muse Fund III Incorporated, its
                                    general partner

                               By:  /s/ David W. Knickel
                                    --------------------------------------------
                                    David W. Knickel
                                    Vice President, Treasurer and Secretary


                               HICKS, MUSE GP PARTNERS III, L.P.

                               By:  Hicks, Muse Fund III Incorporated, its
                                    general partner

                               By:  /s/ David W. Knickel
                                    --------------------------------------------
                                    David W. Knickel
                                    Vice President, Treasurer and Secretary



                                      99-2

                             HICKS, MUSE FUND III INCORPORATED

                             By:  /s/ David W. Knickel
                                  ----------------------------------------------
                                  David W. Knickel
                                  Vice President, Treasurer and Secretary


                             HM3 COINVESTORS, L.P.

                             By:  Hicks, Muse GP Partners III, L.P., its
                                  general partner

                             By:  Hicks, Muse Fund III Incorporated, its
                                  general partner

                             By:  /s/ David W. Knickel
                                  ----------------------------------------------
                                  David W. Knickel
                                  Vice President, Treasurer and Secretary


                             HICKS, MUSE, TATE & FURST EQUITY FUND IV, L.P.

                             By:  HM4 Partners, L.P., its general partner

                             By: Hicks, Muse GP Partners LA, L.P., its general partner

                             By: Hicks, Muse Latin America Fund I Incorporated, its general partner

                             By:  /s/ David W. Knickel
                                  ----------------------------------------------
                                  David W. Knickel
                                  Vice President, Treasurer and Secretary



                                      99-3

                             HICKS, MUSE, TATE & FURST PRIVATE
                             EQUITY FUND IV, L.P.

                             By:  HM4 Partners, L.P., its general partner

                             By: Hicks, Muse GP Partners LA, L.P., its general partner

                             By: Hicks, Muse Latin America Fund I Incorporated, its general partner


                             By:  /s/ David W. Knickel
                                  ----------------------------------------------
                                  David W. Knickel
                                  Vice President, Treasurer and Secretary


                             HM4 PARTNERS, L.P.


                             By: Hicks, Muse GP Partners LA, L.P., its general partner

                             By: Hicks, Muse Latin America Fund I Incorporated, its general partner

                             By:  /s/ David W. Knickel
                                  ----------------------------------------------
                                  David W. Knickel
                                  Vice President, Treasurer and Secretary


                             HICKS, MUSE GP PARTNERS LA, L.P.

                             By: Hicks, Muse Latin America Fund I Incorporated, its general partner


                             By:  /s/ David W. Knickel
                                  ----------------------------------------------
                                  David W. Knickel
                                  Vice President, Treasurer and Secretary



                                      99-4

                            HICKS, MUSE LATIN AMERICA FUND I INCORPORATED


                            By:  /s/ David W. Knickel
                                 -----------------------------------------------
                                 David W. Knickel
                                 Vice President, Treasurer and Secretary


                            HM 1-FOF COINVESTORS, L.P.

                            By: Hicks, Muse GP Partners L.A., L.P., its general partner

                            By: Hicks, Muse Latin America Fund I Incorporated, its general partner

                            By:  /s/ David W. Knickel
                                 -----------------------------------------------
                                 David W. Knickel
                                 Vice President, Treasurer and Secretary


                            HM4-EQ COINVESTORS, L.P.

                            By: Hicks, Muse GP Partners IV, L.P., its general partner

                            By:  Hicks, Muse Fund IV LLC, its general partner


                            By:  /s/ David W. Knickel
                                 -----------------------------------------------
                                 David W. Knickel
                                 Vice President, Treasurer and Secretary



                                      99-5

                              HM4-EN COINVESTORS, L.P.

                              By: Hicks, Muse GP Partners IV, L.P., its general partner

                              By:  Hicks, Muse Fund IV LLC, its general partner


                              By:  /s/ David W. Knickel
                                   ---------------------------------------------
                                   David W. Knickel
                                   Vice President, Treasurer and Secretary


                                   HM4-P COINVESTORS, L.P.

                              By: Hicks, Muse GP Partners IV, L.P., its general partner

                              By:  Hicks, Muse Fund IV LLC, its general partner


                              By:  /s/ David W. Knickel
                                   ---------------------------------------------
                                   David W. Knickel
                                   Vice President, Treasurer and Secretary


                              HICKS, MUSE GP PARTNERS IV, L.P.

                              By:  Hicks, Muse Fund IV LLC, its general partner


                              By:  /s/ David W. Knickel
                                   ---------------------------------------------
                                   David W. Knickel
                                   Vice President, Treasurer and Secretary



                                      99-6

                              HICKS, MUSE FUND IV LLC


                              By:  /s/ David W. Knickel
                                   ---------------------------------------------
                                   David W. Knickel
                                   Vice President, Treasurer and Secretary


                              HM4/CHANCELLOR, L.P.

                              By:  Hicks, Muse Fund IV LLC, its general partner

                              By:  /s/ David W. Knickel
                                   ---------------------------------------------
                                   David W. Knickel
                                   Vice President, Treasurer and Secretary





                                      99-7